Inspire Pharmaceuticals
Prolacria™
Program
Background Information
January 27, 2009
Inspire Pharmaceuticals
Inspire Pharmaceuticals
Prolacria™
Prolacria™
Program
Program
Background Information
Background Information
January 27, 2009
January 27, 2009

This presentation contains forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995, which convey management's expectations, beliefs, plans and objectives regarding future performance. These statements discuss matters that are not facts, and may include words to indicate their uncertain nature such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project,"
and "target."  Forward-looking statements are subject to significant risks and uncertainties that could affect such future performance including those relating to product development, revenue, expense and earnings expectations, intellectual property rights, adverse litigation developments, competitive products, results and timing of clinical trials, success of marketing efforts, the need for additional research and testing, delays in manufacturing, funding, and the timing and content of decisions made by regulatory authorities, including the U.S. Food and Drug
Administration. Actual results could differ materially from those described in this presentation. Information on various factors that could affect the information contained in this presentation and Inspire’s performance are detailed in the reports we file with the SEC.
Forward-Looking Statements
Forward-Looking Statements

Dry Eye Disease
Disorder of the tear film that causes damage to the ocular surface and symptoms of ocular discomfort and fluctuating vision
Heterogeneous disease characterized by reduced tear production, defective tear film composition and/or evaporative loss of fluid
Causes damage to the ocular surface and a variety of symptoms
Estimated 30 million people globally and 9 million people in U.S. with moderate to severe dry eye*
Current treatment options:
* Inspire’s estimate based on extrapolation from U.S. data.
Persistent irritation/redness Pain/burning
Light sensitivity Impaired vision
Foreign body sensation Corneal damage
Restasis
®
(only available prescription drug)
Punctal occlusion
OTC tear replacements

O
O
Diquafosol Tetrasodium: Novel Molecule Discovered by Inspire for Dry Eye
P1,P4-di (uridine 5’-) tetraphosphate, tetrasodium salt
Potent and selective agonist at P2Y
2
receptor on corneal and conjunctival epithelial surfaces
Stimulates fluid secretion from the conjunctiva
Stimulates mucin secretion from goblet cells
Stimulates lipid production from the meibomian glands
Enhances epithelial migration
Intellectual property coverage with composition of matter patent through at least 2017
Brazzell R.K., et al., ARVO, 2007
4 Na
+
O
OH
OH
O P
-
O P
O
-
O
O P
O
O
O
-
P
O
O
-
O
N
HN
N
O
O
OH
OH
O
HN
O
O

Prolacria Phase 3 Environmental Clinical Testing
6 weeks
Environmental
24 weeks
Environmental
12 weeks + 40
weeks for safety
Environmental
Duration
3
3
3
Clinical
Phase
Total corneal clearing (staining score
of zero in all regions)
640 03-109
Reduction in mean corneal staining &
clearing of foreign body sensation
519 03-105
Reduction in mean corneal staining &
worst symptom score
544 03-104
Primary Efficacy Endpoint Size
(ITT)
Study
ITT = Intent-to-Treat population.
Trials 03-104 and 03-105 tested two doses of diquafosol tetrasodium ophthalmic solution (1% and 2%).
Information related to trials conducted in a controlled adverse environment (CAE) not included.
Data contained in this presentation with respect to clinical trial results relates only to Prolacria, which is diquafosol tetrasodium ophthalmic solution 2%.
Prolacria has been well-tolerated by patients in multiple clinical trials with a low frequency of ocular events and low incidence of burning and stinging
TM

Improvements In Mean Central Corneal Staining
Reduction of mean central corneal staining scores in Phase 3 environmental trials for all patients, regardless of baseline staining (Intent-to-Treat Population)
0.335
p-value
0.66
(0.82)
1.18
(0.86)
Prolacria
N=186
0.75
(0.86)
1.03
(0.81)
Placebo
N=175
03-104
<0.001
0.39
(0.60)
0.59
(0.68)
0.004
0.63
(0.74)
0.88
(0.89)
Week 6
Endpoint
0.70
(0.57)
0.72
(0.63)
1.11
(0.75)
1.32
(0.85)
Baseline
p-value
Prolacria
N=318
Placebo
N=322
p-value
Prolacria
N=175
Placebo
N=171
03-109 03-105
Statistically significant improvements in central corneal staining scores shown for
Prolacria treatment vs placebo in two Phase 3 environmental trials (03-105 and 03-109)
Post-hoc analysis based on Week 6 value or last observation carried forward for patients who withdrew early.
P-value is from an unpaired t-test using each patient’s study eye.
Trial 03-104 had 174 and 180 subjects for calculation of Week 6 Endpoint for placebo and Prolacria, respectively.

Clearing of Central Corneal Staining
Proportion of all patients, regardless of baseline staining, that achieved clearing of central corneal staining (NEI score of 0) at Week 6 Endpoint in the Phase 3 environmental trials (Intent-to-Treat Population)
0.526
0.150
p-value
94/180
(52%)
38/186
(20%)
Prolacria
N=186
85/174
(49%)
47/175
(27%)
Placebo
N=175
03-104
03-104
<0.001
209/318
(66%)
164/322
(51%)
0.029
89/175
(51%)
67/171
(39%)
Week 6
Endpoint
0.593
114/318
(36%)
122/322
(38%)
0.358
32/175
(18%)
25/171
(15%)
Baseline
p-value
Prolacria
N=318
Placebo
N=322
p-value
Prolacria
N=175
Placebo
N=171
03-109
03-109
03-105
03-105
Statistically significant differences in central corneal clearing scores shown for
Prolacria treatment vs placebo in two Phase 3 environmental trials (03-105 and 03-109)
Post-hoc analysis based on Week 6 value or last observation carried forward for patients who withdrew early.
P-value is from a Pearson Chi-Square Test using each patient’s study eye.
Brazzell R.K., et al., ARVO, 2007; Tauber J., et al., Cornea, 2004

Clearing of Central Corneal Staining in Patients With Baseline Central
Corneal Staining Scores of 2 or 3
0.010
28/140
(20%)
40/115
(35%)
03-104 + 03-105 + 03-109
0.059
23/108
(21%)
33/97
(34%)
03-104 + 03-105
0.089
5/32
(16%)
7/18
(39%)
03-109
0.235
11/63
(17%)
12/43
(28%)
03-105
0.284
12/45
(27%)
21/54
(39%)
03-104
p-value
p-value
Placebo
Placebo
Prolacria
Prolacria
Study
Study
Proportion of patients with a baseline NEI staining score of 2 or 3 in the central cornea that achieved clearing of central corneal staining (NEI score of 0) at Week 6 Endpoint in the Phase 3 environmental trials (Intent-to-Treat Population)
Post-hoc analysis based on Week 6 value or last observation carried forward for patients who withdrew early.
P-value is from a Fisher’s Exact Test using each patient’s study eye.
Post-hoc analysis shows trend in favor of Prolacria; not statistically significant due to small patient sample size; individual trials not designed for this endpoint

Clearing of Central Corneal Staining in Patients With Baseline Central
Corneal Staining Score of 3
0.109
0/24
(0%)
3/23
(13%)
03-104 + 03-105
0.320
0/17
(0%)
1/8
(13%)
03-105
>0.999
0/7
(0%)
2/15
(13%)
03-104
p-value
p-value
Placebo
Placebo
Prolacria
Prolacria
Study
Study
Proportion of patients with a baseline NEI staining score of 3 in the central cornea that achieved clearing of central corneal staining (NEI staining score of 0) at Week 6 Endpoint in the Phase 3 environmental trials (Intent-to-Treat Population)
Post-hoc analysis based on Week 6 value or last observation carried forward for patients who withdrew early.
P-value is from a Fisher’s Exact Test using each patient’s study eye.
There were no patients with a central corneal staining score of 3 at baseline in Trial 03-109, as per the protocol inclusion/exclusion criteria.
Post-hoc analysis shows trend in favor of Prolacria; not statistically significant due to small patient sample size; individual trials not designed for this endpoint

Original NDA for Prolacria submitted June 2003 after two Phase 3 clinical trials (03-104 and 03-105)
Approvable Letter received from FDA in Dec 2003
NDA amendment filed June 2005 (with results from two additional clinical trials – 03-108 and 03-109)
Second Approvable Letter received Dec 2005
In 2006 – 2008, Inspire performed analyses of existing clinical data, conducted additional clinical work and held discussions with FDA
Reached Special Protocol Assessment (SPA) agreement with FDA in
January 2009 for additional pivotal Phase 3 environmental trial (03-113)
Recent Regulatory History
TM

Prolacria  Phase 3 Environmental Clinical Trial (03-113)
Prolacria  Phase 3 Environmental Clinical Trial (03-113)
Prolacria
(diquafosol tetrasodium
ophthalmic solution 2%)
QID
N = 225
Prolacria
(diquafosol tetrasodium
ophthalmic solution 2%)
QID
N = 225
Placebo
QID
N = 225
Placebo
QID
N = 225
Primary Endpoint:
• Proportion of subjects
receiving Prolacria
that
achieve clearing of
fluorescein staining of the
central region of the cornea
(a score of zero on the NEI
scale) at the six-week trial
endpoint, compared to those
receiving placebo.
Secondary Endpoint:
• Proportion of subjects that
achieve a 2-or-more-unit
reduction of fluorescein
staining of the central region
of the cornea (on the NEI
scale)
Primary Endpoint:
• Proportion of subjects
receiving Prolacria
that
achieve clearing of
fluorescein staining of the
central region of the cornea
(a score of zero on the NEI
scale) at the six-week trial
endpoint, compared to those
receiving placebo.
Secondary Endpoint:
• Proportion of subjects that
achieve a 2-or-more-unit
reduction of fluorescein
staining of the central region
of the cornea (on the NEI
scale)
N = 450
Inclusion Criteria:
• Corneal fluorescein staining
score of 3 in the central
region of the subject’s study
eye using the NEI scale
• Dry eye disease defined as a
score of at least 1 on a 0-4
scale for the subject defined
most bothersome (worst)
symptom
N = 450
Inclusion Criteria:
• Corneal fluorescein staining
score of 3 in the central
region of the subject’s study
eye using the NEI scale
• Dry eye disease defined as a
score of at least 1 on a 0-4
scale for the subject defined
most bothersome (worst)
symptom
R
A
N
D
O
M
I
Z
A
T
I
O
N
R
A
N
D
O
M
I
Z
A
T
I
O
N
1-Week Placebo Run-in Period
6-Week Treatment Period
External costs of this trial are estimated to be $7-9 million.
TM
Trial initiated in January 2009; approximately 60 North American sites targeted to enroll patients